Corporate Presentation July 1, 2019

Forward-Looking Statements This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: our expectations regarding the timing and clinical development of FCX-007, including our plans to initiate a Phase 3 clinical trial for FCX-007 in July 2019; the Phase 3 trial design for FCX-007 and our expectation to enroll 15-20 patients therein; our projection to complete enrollment and dosing of Phase 3 patients for FCX-007 in the third quarter of 2020 and complete data collection for the primary endpoint in the fourth quarter of 2020; our expectation to file a BLA for FCX-007 in 2021; the potential benefits of the collaboration between us and Castle Creek Pharmaceuticals; our potential to earn future milestone and profit share payments under the agreement with Castle Creek Pharmaceuticals; the timing of our Phase 1/2 clinical trial of FCX-013, including our expectation to complete enrollment of Phase 1 adult patients in the third quarter of 2019; our projection that safety and efficacy data from adult patients in the Phase 1 portion of the clinical trial of FCX-013 will be available in mid-2020; the potential advantages of our product candidates; the sufficiency of our cash and cash equivalents and other potential cash resources to fund operations in the third quarter of 2020; and all other statements relating to our future operations, future financial performance, future financial condition, prospects or other future events. Forward-looking statements are based upon our current expectations and assumptions and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially and adversely from those expressed or implied by such statements. Factors that could cause or contribute to such differences include, among others: uncertainties and delays relating to the initiation, enrollment and completion of clinical trials; whether clinical trial results will validate and support the safety and efficacy of our product candidates; unanticipated or excess costs relating to the development of our gene therapy product candidates; the ability of Fibrocell and Castle Creek Pharmaceuticals to meet objectives tied to milestones and profit share payments; our ability to obtain additional capital to continue to fund operations; our ability to maintain our collaborations with Intrexon and Castle Creek Pharmaceuticals; Castle Creek Pharmaceuticals’ ability to successfully commercialize FCX-007, if approved; and the other factors discussed under the caption “Item 1A. Risk Factors” in our most recent Form 10-K and Form 10-Qs which are available through the “Investors—SEC Filings” page of our website at www.fibrocell.com. As a result, you should not place undue reliance on forward-looking statements. The forward-looking statements made in connection with this presentation represent our views only as of the date of this presentation (or any earlier date indicated in such statement). While we may update certain forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if new information becomes available in the future. 2

Company Highlights • Focus on Rare Skin Diseases . Medical breakthroughs for rare diseases of the skin and connective tissue with no approved therapies . Significant mortality and morbidity impact on pediatric populations . Proprietary autologous fibroblast platform derived from skin as the vehicle to deliver target proteins locally to the site of disease • FCX-007 for the treatment of Recessive Dystrophic Epidermolysis Bullosa (RDEB) . Announced collaboration with Castle Creek Pharmaceuticals to develop & commercialize FCX-007 in US (up to $135M in payments and milestones) . Held a Type B end-of-Phase 2 meeting with FDA and received guidance on Phase 3 clinical trial design; following guidance from FDA, updated CMC information filed to IND in June 2019; targeting initiation of DEFI-RDEB Phase 3 trial in July 2019 . Well-tolerated with positive trends in wound healing across 5 adult patients in Phase 1/2 clinical trial . Regenerative Medicine Advanced Therapy (RMAT) designation granted in 2Q2019 • FCX-013 for the treatment of moderate to severe Localized Scleroderma . Currently enrolling Phase 1 portion of Phase 1/2 clinical trial; expect to complete enrollment of Phase 1 adult patients in 3Q19 • Multiple FDA Designations . Regulatory advantages including more frequent communications with FDA, eligibility for Accelerated Approval and Priority Review, and Rolling Review . Two Rare Pediatric Disease Designations to potentially receive Priority Review Vouchers (PRVs) upon market authorization • Internal Manufacturing Infrastructure . In-house 13,000 square foot cGMP cell therapy manufacturing facility supporting both FCX-007 and FCX-013 . Existing capacity to serve the U.S. RDEB market 3

Development Pipeline Program Condition Target Research Pre-Clinical Phase 1/2 Phase 3 FDA Designations Orphan Drug FCX-007 Recessive Dystrophic Type VII Rare Pediatric Disease Epidermolysis Bullosa Collagen Fast Track (RDEB) RMAT Orphan Drug FCX-013 Moderate to Severe Localized Scleroderma MMP-1 Rare Pediatric Disease Fast Track Research Arthritis and Related TBD Conditions FCX-007 co-developed in collaboration with Pipeline developed in collaboration with 4

Our Platform Approach Autologous fibroblasts Lentiviral • Delivery vehicle to shuttle target genes to the area of disease Fibroblast Delivery Vehicle Vector • Readily sourced, as fibroblasts are the most common cell type in skin and Vector connective tissue • An autologous approach has reduced rejection and immunogenicity concerns • Established manufacturing process and regulatory pathway Lentiviral vector gene transfer • 3rd generation and self-inactivating Ex-Vivo Gene Modified Cells • Lentivirus has significant clinical experience, including an approved CAR-T therapy in the US and EU • Accommodates large gene constructs • Transduces both dividing and non-dividing cells • Target gene integration for long-term expression of the protein Ex-Vivo Gene Modified Cells • Can be tested for cellular protein expression prior to administration into patients • Administered intradermally at the site of disease • No virus introduced into the final product for administration FCX-007 autologous dermal fibroblasts in culture • Administered outpatient using conscious sedation and/or topical anesthetic 5

Personalized Gene Therapy Approach 6

Cell Manufacturing Experience

- **Fibrocell's existing cGMP cell therapy manufacturing facility in Exton, PA has been designated as the production site for FCX-007 and FCX-013**
  - ~13,000 square foot facility includes cleanroom manufacturing, cryogenic storage, QC laboratories and shipping/receiving areas
  - Multiple site inspections by FDA
  - Site for remaining clinical and, if approved, future commercial manufacture of FCX-007 and FCX-013, served by multiple production zones (shaded areas below)
    - Fibrocell will be exclusive manufacturer of FCX-007 under future supply agreement with Castle Creek Pharmaceuticals
  - Existing capacity to serve the U.S. RDEB market commercially
  - Sufficient FCX-007 cGMP vector available to supply remaining clinical trials, at a minimum



1
2
3
4



- **Leveraged previous cell therapy commercialization experience, including:**
  - Logistics and cold chain experience
  - Tracking and traceability
  - Inventory control
  - Raw material supply
  - Quality systems

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FCX-007 – Recessive Dystrophic Epidermolysis Bullosa FCX-007 is a dermal fibroblast transduced with a lentiviral (LV) vector encoded with the gene for type VII collagen (COL7) Orphan Drug Designation Rare Pediatric Disease Designation Fast Track Designation Regenerative Medicine Advanced Therapy Designation Recent Funding for FCX-007 Program: • FDA’s Office of Orphan Products Development’s Orphan Products Clinical Trials Grants Program award of $1.4M over 4 years • EB Research Partnership and EB Medical Research Foundation investment of $900K 8

About RDEB

FIBROCELL

Recessive Dystrophic Epidermolysis Bullosa (RDEB) is a monogenic disease resulting in chronic skin blistering and wounding



NORMAL SKIN
RDEB BLISTERING SKIN
Basal Keratinocytes
Basement Membrane Zone
Laminin 5/332
Collagen I/III
Anchoring Fibrils- Collagen VII
Fibroblasts
BLISTER
© 2017 Fibrocell Science, Inc.

Disease	Current Treatments	Epidemiology
• Cause: A mutation in the *COL7A1* gene that encodes for COL7 • Devastating, progressive, painful blistering disease that often leads to death • Diagnosed at infancy • High mortality rate – 76% of RDEB patients do not live beyond their 30's[1]	• Current treatments only address symptoms ▪ Bandaging & antibiotics – bandaging alone can exceed $10,000 per month[2] ▪ Feeding tubes ▪ Surgery, including hand and esophageal	**Dystrophic EB (DEB)** ~5,500 – 12,500 US[3] • **RDEB** ~1,100 – 2,500 US[4]





Photo credit: Science Photo Library

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Interim Phase 1/2 Data Update Dosing Parameters Number of adult patients dosed 5 Patient age range 20 - 37 Number of wounds treated 8 Wound size range (cm2) 4.4 - 23.2 Cell dose concentration range (cells/mL) 1.0 x 107 - 2.7 x 107 • Performed on an outpatient basis using conscious sedation rather than in a surgical suite under general anesthesia • FCX-007 continues to be well tolerated up to 52 weeks post-administration . No serious adverse events or product related adverse events . No replication competent lentivirus (RCL) detected . No autoantibody response detected, including one null genotype patient (NC-1-) • Seven patients enrolled in the Phase 2 portion of the trial (6 pediatrics and 1 adult) • Completed dosing of a sixth patient (first pediatric patient) using the expected Phase 3 clinical trial dose regimen . No additional dosing expected in the Phase 1/2 clinical trial 10

FCX-007 Interim Readout: Wound Closure The proportion of wounds healing at increasing closure percentages 12-week post-administration of a single injection session of FCX-007: Wound Closure % >50% >75% Complete Treated Control Wounds 88% (7/8) 75% (6/8) 63% (5/8) Untreated Control Wounds 29% (2/7) 14% (1/7) 0% (0/7) Complete wound closure data is the basis for the primary endpoint design in Phase 3 trial The proportion of wounds with >50% wound closure at various post-administration visits: Study Visits 4 Weeks 12 Weeks 25 Weeks 52 Weeks FCX-007 Treated Wounds 100% (8/8) 88% (7/8) 67% (2/3) 66% (2/3) Untreated Control Wounds 13% (1/8) 29% (2/7) 0% (0/2) 33% (1/3) 11

Pharmacology: Immunofluorescence (IF)

FIBROCELL


Patient A
Patient B
Laminin-332
COL7 NC-1
Merged with nuclear stain
25 weeks
52 weeks
4 weeks
12 weeks
25 weeks
32 weeks*
*following second injection at 25 weeks

- COL7 expression continues to be detected in wounded and intact samples out to 52 weeks post-administration
- Increased expression of COL7 over time
- Laminin-332, a basement membrane zone (BMZ) marker and a binding partner of COL7, displays linear expression in the BMZ
- Linear COL7 formation observed along the BMZ (white arrows)

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Pharmacology: Immunoelectron Microscopy (IEM)

FIBROCELL


AF
AF
AF
AF
AF
500 nm
Direct Mag: 29000x
100 nm
Direct Mag: 62000x
100 nm

All images 25 weeks Post-Administration

Samples labeled with LH24 mAb, specific to the NC-2 domain of the COL7 molecule

- COL7 expression continues to be detected in wounded and intact samples out to 52 weeks post-administration
- Anchoring fibrils detected (AF with arrow)
- Black spots represent detectable COL7 in skin samples
- Detection of the NC-2 domain indicates full length COL7 is expressed

COL7 Structure


NC-1
Triple
helix
NC-2
α1(VII)

Reference: Bruckner-Tuderman, Leena. Can Type VII Collagen Injections Cure Dystrophic Epidermolysis Bullosa? *Molecular Therapy* (2008) 17 1, 6–7.

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DEFI-RDEB Phase 3 Clinical Trial Design Pivotal Phase 3 Study of FCX-007 (Genetically-Modified Autologous Human Dermal Fibroblasts) for Recessive Dystrophic Epidermolysis Bullosa (DEFI-RDEB) • Open label, intra-patient design . Wounds pre-monitored prior to dosing to ensure they are persistent non-healing . For each patient, up to 3 pairs of wounds to be identified at baseline and randomized, with one wound receiving FCX-007 and the other wound remains untreated control . Two doses of FCX-007, 4 weeks apart in multiple wound pairs • Expect to enroll 15-20 patients . Multi-center trial: Stanford University and Colorado Children’s Hospital; two additional sites pending . Remaining Phase 2 patients who have not received dosing will be requested to reconsent into the Phase 3 trial • Primary Outcome Measure: Comparison of the proportion of FCX-007 treated and untreated matched wounds with complete wound closure at Week 12 • Secondary Outcome Measures: Proportion of wounds achieving >50% wound closure, a patient reported outcome measure and an analysis of durability out to 24 weeks • Exploratory Endpoint: Type VII collagen (COL7) expression in a subset of patients • Design based on advice provided at a Type B end-of-Phase 2 face-to-face meeting held with FDA in March 2019 and a Type C meeting held with FDA in October 2018 • Based on guidance from FDA, updated CMC information filed to IND in June 2019 . Strategic decision made to give FDA time to review CMC information prior to filing the Phase 3 protocol to mitigate potential review issues • Expect to initiate DEFI-RDEB Phase 3 trial in July 2019 14

FCX-007 Co-Development Deal with Castle Creek Pharmaceuticals • Under the terms of the collaboration agreement, Castle Creek will receive an exclusive license to commercialize FCX-007 in the United States . Castle Creek Pharmaceuticals is responsible for all commercialization activities for FCX-007 . Fibrocell maintains responsibility for clinical development, regulatory interactions, and manufacturing of the product under a future supply agreement with Castle Creek . Castle Creek Pharmaceuticals provides development and manufacturing expenses up to $20 million prior to the initial BLA filing with the FDA • If development spending exceeds $20 million, Castle Creek will be responsible for 70% of the excess costs and Fibrocell covers 30% of these additional expenses . Milestone payments: Upfront $7.5 million First patient enrolled in Phase 3 $2.5 million BLA approval and commercial readiness $30 million FCX-007 achieves $250 million in cumulative net sales $25 million FCX-007 achieves $750 million in cumulative net sales $50 million . Castle Creek Pharmaceuticals will pay Fibrocell a 30% share of the gross profits from FCX-007 sales . Fibrocell retains sole ownership of the Rare Pediatric Disease Priority Review Voucher (PRV), which may be granted upon market approval of FCX-007 • The PRV can be used to obtain priority review for a subsequent New Drug Application or BLA, and can be sold to another entity . Fibrocell pays Intrexon 50% of all upfront, milestone, and profit share payments from Castle Creek • Payments to Intrexon do not include funds received by Fibrocell from Castle Creek Pharmaceuticals in connection with the development and manufacturing costs or payments for supply of FCX-007 15

FCX-013 – Moderate to Severe Localized Scleroderma FCX-013 is a dermal fibroblast transduced with a lentiviral (LV) vector encoded with the gene for MMP-1, under control of the RheoSwitch Therapeutic System® (RTS®) Orphan Drug Designation Rare Pediatric Disease Designation Fast Track Designation 16

About Localized Scleroderma

FIBROCELL

Disease

- Excess production of collagen characterized by skin fibrosis
- Focus on moderate to severe subtypes
- Thickening may extend to underlying tissue and muscle in children which may impair growth in affected limbs or forehead
- Lesions appearing across joints impair motion and may be permanent



Current Treatments

Current treatments:

- Systemic or topical corticosteroids target inflammation
- UVA light therapy
- Physical therapy

Epidemiology

- **Localized Scleroderma** ~160,000 sufferers US[5] comprised of different sub-types
  - ~90,000 patients are considered moderate to severe[6]

Photo: Reprinted from the *Journal of the American Academy of Dermatology*, Volume 59, Issue 3, Stéphanie Christen-Zaech, Miriam D. Hakim, F. Sule Afsar, Amy S. Paller. Pediatric morphea (localized scleroderma): Review of 136 patients, Figure 1, pp. 385-396. Copyright Sept 2008. Used with permission from Elsevier Ltd.

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FCX-013 Status • Product profile . Dermal fibroblasts genetically modified using lentivirus and encoded for matrix metalloproteinase 1 (MMP-1), a protein responsible for breaking down collagen . Incorporates Intrexon’s RheoSwitch Therapeutic System® (RTS®) to control protein expression • Activated by an oral ligand (veledimex) • Completed GLP toxicology/biodistribution study . Bleomycin fibrosis model using immunocompromised mice (NOD/SCID) . No test article-related clinical observations, body weight changes, changes in clinical pathology parameters, gross observations or organ weight change . No significant vector biodistribution to target organs • FDA granted Fast Track Designation in August 2018 • Currently enrolling Phase 1 portion of Phase 1/2 trial; expect to complete enrollment of Phase 1 adult patients in 3Q2019 18

FCX-013 Phase 1/2 Clinical Trial Design A Phase 1/2 Trial of a Combination of FCX-013 (Genetically-Modified Human Dermal Title Fibroblasts) plus Veledimex for the Treatment of Moderate to Severe Scleroderma (Morphea) NCT03740724 Primary Objective To evaluate the safety of a single intradermal injection session of FCX-013 To evaluate fibrosis resolution through the following measurements: Secondary • Histology Objectives • MRI, ultrasound and durometry • Various scale assessments Investigator Site Parish Dermatology, Philadelphia, PA - Jennifer Parish, MD, Principal Investigator • 10 (approximately 5 per Phase) Number of Patients • Staggered enrollment for first 3 adults • Starting with adult patients; addition of pediatric patients after submission and approval of safety and activity data from adult patients to FDA and the DSMB Initiated first investigator site for clinical enrollment in Phase 1/2 clinical trial; expect Status completion of Phase 1 adult enrollment in 3Q2019 19

FCX-013 Proof-of-Concept Study • Study Design D0 D28 D29 D39 . Bleomycin treated SCID mouse model . N=30 mice over test and control groups Blecomycin treatments Ligand Treatment . Assessed histologically for reduction of dermal thickness and sub-dermal muscle in the presence Cell Harvest skin of FCX-013 and oral ligand injection samples • Result . Bleomycin treatment resulted in skin fibrosis, measured by a significant increase in dermal thickness . Demonstrated that FCX-013 with ligand reduced the dermal thickness of fibrotic tissue to levels similar to non-bleomycin (saline) with ligand treated skin . Further reduced the thickness of the sub-dermal muscle layer CONTROL: Saline (no Bleo) No Cells CONTROL: Bleomycin Non-Modified Cells TEST: Bleomycin FCX-013 20

Milestones and Financials

FIBROCELL

Program	Milestone	Timing
FCX-007	Hold Type B meeting with FDA	1Q2019 ✓
	Report updated Phase 1/2 data	1Q2019 ✓
	Initiate collaboration with Castle Creek Pharmaceuticals	2Q2019 ✓
	Achieve RMAT designation	2Q2019 ✓
	Initiate DEFI-RDEB Phase 3 clinical trial	July 2019
	Complete enrollment and dosing	3Q2020
	Complete primary endpoint data collection	4Q2020
	Projected BLA submission	2021
FCX-013	Achieve Fast Track Designation	4Q2018 ✓
	Complete Phase 1 adult enrollment	3Q2019
	Safety and efficacy data on Phase 1 adult patients	Mid-2020

Financials	
Cash at March 31, 2019	$11.3M
Share Count (Outstanding/Fully Diluted)	9.8M/19.4 as of March 31, 2019
Cash Runway	Cash into 3Q2020

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References 1 Fine, J. et. al. (ed.). Epidermolysis Bullosa: Clinical, Epidemiologic, and Laboratory Advances and the Findings of the National Epidermolysis Bullosa Registry. The John Hopkins University Press, Baltimore, MD, 1999. 2 The Dystrophic Epidermolysis Research Association of America (DebRA). EB brochure, page 6: http://www.debra.org/DebraBrochure; accessed 11/10/17. 3 DEBRA International. What is EB Infographic: http://www.debra-international.org/what-is-eb.html; accessed 11/10/17. 4 Murauer, E, Koller, U, Pellegrini, G, De Luca, M, Bauer, J. Advances in Gene/Cell Therapy in Epidermolysis Bullosa. The Keio Journal of Medicine. 2015; 64. 5 Peterson LS et al. The epidemiology of morphea (localized scleroderma) in Olmsted County 1960-1993. J Rheumatol. 1997; 24:73-80. 6Leitenberger, et. al. Distinct autoimmune syndromes in morphea: a case study of 245 adult and pediatric cases. Arch Dermatol. 2009 May; 145(5):545-550. 22